Exhibit 1.1
EXECUTION COPY
Petróleo Brasileiro S.A.–Petrobras
1,788,515,136 Preferred Shares
2,293,907,960 Common Shares
Underwriting and Agency Agreement
September 23, 2010
Banco Bradesco BBI S.A.,
BB-Banco de Investimento S.A.
Citigroup Global Markets Inc.,
Itaú USA Securities Inc.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Morgan Stanley & Co. Incorporated, and
Santander Investment Securities Inc.
as representatives of the international underwriters and agents listed in Schedule I and II hereto.
Ladies and Gentlemen:
     Petróleo Brasileiro S.A.–Petrobras, a sociedade de economia mista (the “Company”) organized and existing under the laws of the Federative Republic of Brazil (“Brazil”), proposes to issue and sell to the international underwriters listed in Schedule I hereto (“International Underwriters”), for whom you (the “Representatives”) are acting as representatives, 200,833,954 preferred shares (“Preferred Shares”) without par value of the Company (the “International Firm Preferred Shares”), and 269,296,750 common shares (“Common Shares”) without par value of the Company (the “International Firm Common Shares”). The International Firm Preferred Shares and the International Firm Common Shares are referred to collectively as the “International Firm Shares.” Banco Bradesco BBI S.A. and BB-Banco de Investimento S.A. are not U.S. registered broker-dealers and therefore neither of them will sell International Offered Shares (as defined below) in the United States. However, Bradesco Securities Inc., an affiliate of Banco Bradesco BBI S.A., and Banco do Brasil Securities LLC, an affiliate of BB-Banco de Investimento S.A., are U.S. registered broker-dealers and are acting as placement agents on behalf of Banco Bradesco BBI S.A. and BB-Banco de Investimento S.A., as applicable, for the placement of International Offered Shares (as defined below) to investors located outside Brazil.
     The International Underwriters will take delivery of the International Offered Shares issued pursuant to this Agreement in the form of American Depositary Shares (“ADSs”). ADSs and American Depositary Receipts (“ADRs”) representing International Offered Shares are referred to as “Preferred ADSs” and “Preferred ADRs,” respectively, and “Common ADSs”

and “Common ADRs,” respectively, as applicable. ADSs representing International Firm Shares are referred to as “Firm Preferred ADSs” and “Firm Common ADSs”, respectively.
     The Preferred ADSs, each representing two Preferred Shares, will be issued pursuant to an Amended and Restated Deposit Agreement (the “Preferred Deposit Agreement”) dated as of January 2, 2007, as amended by Amendment No. 1, dated as of June 22, 2007, and as further amended by Amendment No. 2 as of September 16, 2010, among the Company, JPMorgan Chase Bank, N.A., as depositary (the “Depositary”), and registered holders and beneficial holders from time to time of Preferred ADRs issued thereunder. The Common ADSs, each representing two Common Shares, will be issued pursuant to an Amended and Restated Deposit Agreement (the “Common Deposit Agreement”) dated as of January 2, 2007, as amended by Amendment No. 1, dated as of June 22, 2007, and as further amended by Amendment No. 2 as of September 16, 2010, among the Company, the Depositary, and registered holders and beneficial holders from time to time of Common ADRs issued thereunder. The Preferred Deposit Agreement and the Common Deposit Agreement are referred to collectively as the “Deposit Agreements.”
     The International Underwriters, severally and not jointly, will purchase the International Offered Shares from the Company, on the basis of the representations, warranties and agreements set forth in this Agreement and subject to the conditions and other provisions therein. The entities set forth on Schedule II hereto (collectively, the “International Placement Agents”) will act, severally and not jointly, as agents for the facilitation of the placement of the International Offered Shares outside of Brazil in the manner and subject to the provisions set forth below and on the basis of the representations, warranties and agreements set forth in this Agreement and subject to the conditions and other provisions therein.
     Offers and sales of the International Offered Shares outside of the United States will be made in reliance on Regulation S (“Regulation S”) under the Securities Act of 1933 (as amended, and together with the rules and regulations of the U.S. Securities and Exchange Commission promulgated thereunder, the “Act”).
     The Company is concurrently entering into an agreement (the “Brazilian Underwriting Agreement”), dated the date hereof, providing for the sale by the Company of an aggregate of 1,587,681,182 Preferred Shares (the “Brazilian Firm Preferred Shares”) and an aggregate of 2,024,611,210 Common Shares (the “Brazilian Firm Common Shares,” and together with the Brazilian Firm Preferred Shares, the “Brazilian Firm Shares”) through arrangements with certain Brazilian underwriters named in that agreement (the “Brazilian Underwriters”).
     In addition, the Company grants the International Underwriters and the Brazilian Underwriters an option, pursuant to this Agreement and pursuant to the Brazilian Underwriting Agreement, to purchase and place, as applicable, up to an aggregate of an additional 187,997,094 Preferred Shares and Common Shares (including Preferred ADSs and Common ADSs) solely to cover over-allotments. The decision to engage in over-allotments will be taken jointly by the Brazilian Underwriters and the International Underwriters. Based on such joint decision, the option is exercisable by (A) Morgan Stanley & Co. Incorporated, upon notification to the other Representatives, pursuant to this Agreement, and (B) Banco Morgan Stanley S.A., upon notification to the other Brazilian Underwriters, pursuant to the Brazilian Underwriting Agreement. The additional Common Shares and the additional Preferred Shares acquired by the Brazilian Underwriters are referred to collectively as the “Brazilian Optional Shares” and, collectively with the Brazilian Firm Shares, as the “Brazilian Offered Shares.” The additional Common ADSs and the additional Preferred ADSs acquired by the International Underwriters are referred to as “Additional Common ADSs” and “Additional Preferred ADSs” and, collectively, as the “International Optional Shares.” The International Firm Shares and the International Optional Shares are collectively referred to as the “International Offered Shares.” The International Offered Shares and the Brazilian Offered Shares are referred to collectively as the “Offered Securities.”
     On September 3, 2010, the Company has filed with the Comissão de Valores Mobiliários (the “Brazilian Securities Commission”) a “Formulário de Referência”. In contemplation of the Brazilian Offering (as defined below), the Company has prepared a preliminary prospectus, dated September 3, 2010, and a final prospectus, dated as of the date hereof (the “Brazilian Prospectus”), to be distributed in connection with the offer and sale of the Brazilian Offered Shares; the “Formulário de Referência” is part of the Brazilian Prospectus.
     Bradesco Securities Inc., Banco do Brasil Securities LLC and BB Securities Limited will, together with the International Underwriters, act as placement agents for the Brazilian Underwriters (Bradesco Securities Inc., Banco do Brasil Securities LLC, BB Securities Limited and the International Underwriters, acting in such capacity, collectively the “Brazilian Placement Agents” and, together with the International Placement Agents, the “Agents”). The Brazilian Placement Agents intend to offer Brazilian Offered Shares outside Brazil in the manner of sale contemplated in this Agreement for the International Offered Shares and subject to the provisions below. Brazilian Offered Shares purchased by non-Brazilian investors will be placed outside Brazil by the Brazilian Placement Agents, settled in Brazil and paid for in Brazilian reais, and their offer is being underwritten by the Brazilian Underwriters pursuant to the Brazilian Underwriting Agreement. Non-Brazilian investors purchasing Brazilian Offered Shares must be authorized to invest in Brazilian securities under the requirements established by the Conselho Monetário Nacional, the Brazilian Securities Commission and the Banco Central do Brasil (the “Brazilian Central Bank”). In addition, Bradesco Securities Inc. is acting as placement agent for Banco Bradesco BBI S.A. for the placement of Offered Shares, including in the form of ADSs, outside Brazil.
     The offering of the International Offered Shares and the offering of the Brazilian Offered Shares to persons outside Brazil are referred to collectively herein as the “International Offering.” The offering of Brazilian Offered Shares to persons in Brazil is referred to herein as the “Brazilian Offering.” The International Offering and the Brazilian Offering are referred to collectively herein as the “Global Offering.”
     The several International Underwriters and the Brazilian Underwriters are, simultaneously herewith, entering into an intersyndicate agreement between their respective syndicates, dated the date hereof, which provides for, among other things, the transfer of International Offered Shares and Brazilian Offered Shares between the two syndicates for the purpose of resale.

     Any reference herein to the Registration Statement, the Base Prospectus, the Preliminary Prospectus, the Final Prospectus or any Permitted Free Writing Prospectus (all as defined below) shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein, including, unless the context otherwise requires, the documents, if any, filed as exhibits to such incorporated documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, the Preliminary Prospectus, the Final Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act (as defined below) on or after the initial effective date of the Registration Statement, or the date of the Base Prospectus, the Preliminary Prospectus, the Final Prospectus or such Permitted Free Writing Prospectuses, as the case may be, and deemed to be incorporated by reference.
          SECTION 1. Definitions.
     “Act” shall have the meaning set forth in the Recitals.
     “Additional Common ADSs” shall have the meaning set forth in the Recitals.
     “Additional Preferred ADSs” shall have the meaning set forth in the Recitals.
     “ADR Registration Statements” shall mean the Common ADR Registration Statement and the Preferred ADR Registration Statement.
     “ADRs” shall have the meaning set forth in the Recitals.
     “ADSs” shall have the meaning set forth in the Recitals.
     “Agents” shall have the meaning set forth in the Recitals.
     “Agreement” shall mean this Underwriting and Agency Agreement.
     “Authorized Agent” shall have the meaning set forth in Section 13.
     “Base Prospectus” shall mean the base prospectus relating to the Preferred Shares and the Common Shares included in the Registration Statement at the Execution Time.
     “BM&FBOVESPA” shall have the meaning set forth in Section 7.
     “Brazil” shall have the meaning set forth in the Recitals.
     “Brazilian Central Bank” shall have the meaning set forth in the Recitals.
     “Brazilian Firm Common Shares” shall have the meaning set forth in the Recitals.
     “Brazilian Firm Preferred Shares” shall have the meaning set forth in the Recitals.
     “Brazilian Firm Shares” shall have the meaning set forth in the Recitals.

     “Brazilian Offered Shares” shall have the meaning set forth in the Recitals.
     “Brazilian Offering” shall have the meaning set forth in the Recitals.
     “Brazilian Optional Shares” shall have the meaning set forth in the Recitals.
     “Brazilian Placement Agents” shall have the meaning set forth in the Recitals.
     “Brazilian Prospectus” shall have the meaning set forth in the Recitals.
     “Brazilian Securities Commission” shall have the meaning set forth in the Recitals.
     “Brazilian Underwriters” shall have the meaning set forth in the Recitals.
     “Brazilian Underwriting Agreement” shall have the meaning set forth in the Recitals.
     “Business Day” shall mean any day other than a date on which banks are permitted or required to be closed in New York City.
     “Cessão Onerosa” shall mean the assignment for consideration by the federal government of Brazil to the Company of the right to engage in certain exploration and production activities with respect to oil, natural gas and other fluid hydrocarbons as addressed in Article 177, paragraph 1 of the Federal Constitution of Brazil, in areas located in certain pre-salt reservoirs and in accordance with the Lei nº 12,276 de 2010.
     “Closing Date” shall have the meaning set forth in Section 4(b)(ii) hereof.
     “Commission” shall mean the U.S. Securities and Exchange Commission.
     “Common ADR Registration Statement” shall mean the registration statement relating to the Common ADSs referred to in Section 2(c) hereof, including all exhibits thereto, each as amended at the time such registration statement became effective.
     “Common ADRs” shall have the meaning set forth in the Recitals.
     “Common ADS Purchase Price” shall have the meaning set forth in Section 4(a)(i).
     “Common ADSs” shall have the meaning set forth in the Recitals.
     “Common Deposit Agreement” shall have the meaning set forth in the Recitals.
     “Common Shares” shall have the meaning set forth in the Recitals.
     “Company” shall have the meaning set forth in the Recitals.
     “Defaulted International Offered Shares” shall have the meaning set forth in Section 11.
     “Deposit Agreements” shall have the meaning set forth in the Recitals.

     “Depositary” shall have the meaning set forth in the Recitals.
     “Disclosure Package” shall mean (i) the Base Prospectus, (ii) the Preliminary Prospectus used most recently prior to the Execution Time, (iii) the Issuer Free Writing Prospectuses, if any, identified in Schedule III hereto, and (iv) any other Free Writing Prospectus that the parties hereto shall expressly agree in writing to treat as part of the Disclosure Package.
     “Effective Date” shall mean each date and time that the Registration Statement or any post-effective amendment or amendments thereto became or becomes effective.
     “Environmental Laws” shall have the meaning set forth in Section 2(bb).
     “Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.
     “Execution Time” shall mean 8:00 a.m. Eastern Time on September 24, 2010.
     “Final Prospectus” shall mean the prospectus supplement to the Base Prospectus relating to the International Offering that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus and including any document incorporated by reference therein.
     “FINRA” shall have the meaning set forth in Section 2(o).
     “International Firm Preferred Shares” shall have the meaning set forth in the Recitals.
     “Firm Common ADSs” shall have the meaning set forth in the Recitals.
     “Firm Preferred ADSs” shall have the meaning set forth in the Recitals.
     “FMP” shall have the meaning set forth in the Section 10.
     “Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405 under the Act.
     “Global Offering” shall have the meaning set forth in the Recitals.
     “Governmental Authority” shall have the meaning set forth in Section 2(o).
     “International Firm Common Shares” shall have the meaning set forth in the Recitals.
     “International Firm Preferred Shares” shall have the meaning set forth in the Recitals.
     “International Offering” shall have the meaning set forth in the Recitals.
     “International Offered Shares” shall have the meaning set forth in the Recitals.
     “International Optional Shares” shall have the meaning set forth in the Recitals.

     “International Placement Agents” shall have the meaning set forth in the Recitals.
     “International Underwriter Information” shall mean, with respect to any document, statements in or omissions from such document based upon the following information furnished to the Company in writing by or on behalf of any International Underwriter through the Representatives: the information (i) in the table under the headings “International Underwriters” and “Placement Agents” in the second paragraph, (ii) in the sixth paragraph (starting with “Certain of the international underwriters ...”), (iii) in the seventh paragraph (starting with “The international and Brazilian underwriters have entered into ...”), (iv) in the table under the heading “Brazilian Underwriters” in the ninth paragraph, (v) in the tenth paragraph (starting with “Banco Merrill Lynch de Investimentos S.A., ...), and (vi) in the first, second, third and fourth paragraphs in the section entitled “Price Stabilization and Short Positions”, all under the caption “Underwriting” and in each case in the Preliminary Prospectus and the Final Prospectus.
     “International Underwriters” shall have the meaning set forth in the Recitals.
     “Investment Company Act” shall have the meaning set forth in Section 2(ff).
     “Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433 under the Act.
     “Lock-Up Letters” shall have the meaning set forth in Section 6(h).
     “Lock-Up Period” shall have the meaning set forth in Section 5(p).
     “Losses” shall have the meaning set forth in Section 8(d).
     “Material Adverse Effect” shall mean (A) any material adverse effect on the condition (financial or otherwise), business, properties, earnings or prospects of the Company, together with its consolidated Subsidiaries, or (B) any material adverse effect on the ability of the Company or any other person to perform its respective obligations under any of the Transaction Documents.
     “Material Subsidiary” shall mean, as to any person, any Subsidiary of such person which, on any given date of determination, accounts for more than 10% of such person’s total assets, as such total assets are set forth on the most recent consolidated financial statements of such person prepared in accordance with U.S. generally accepted accounting principles (or if any such person does not prepare financial statements in U.S. generally accepted accounting principles, consolidated financial statements prepared in accordance with such other generally accepted accounting principles then applicable to such person).
     “Money Laundering Laws” shall have the meaning set forth in Section 2(vv).
     “Net Profits” shall have the meaning set forth in Section 4(f)(i).
     “OFAC” shall have the meaning set forth in Section 2(ww).

     “Offered Securities” shall have the meaning set forth in the Recitals.
     “Optional Closing Date” shall have the meaning set forth in Section 4(b)(ii) hereof.
     “Permitted Free Writing Prospectus” shall have the meaning set forth in Section 5(i).
     “Preferred ADR Registration Statement” shall mean the registration statement relating to the Preferred ADSs referred to in Section 2(c) hereof, including all exhibits thereto, each as amended at the time such part of the registration statement became effective.
     “Preferred ADS Purchase Price” shall have the meaning set forth in Section 4(a)(i).
     “Preferred ADRs” shall have the meaning set forth in the Recitals.
     “Preferred ADSs” shall have the meaning set forth in the Recitals.
     “Preferred Deposit Agreement” shall have the meaning set forth in the Recitals.
     “Preferred Shares” shall have the meaning set forth in the Recitals.
     “Preliminary Prospectus” shall mean any preliminary prospectus supplement to the Base Prospectus relating to the International Offering as used prior to the filing of the Final Prospectus, together with the Base Prospectus and including any document incorporated by reference therein.
     “Profit Statement” shall have the meaning set forth in Section 4(f)(ii).
     “Registration Statement” shall mean the registration statement referred to in the first sentence of Section 2(a), including exhibits, financial statements, any document incorporated by reference therein and any prospectus supplement relating to the International Offering including any document incorporated by reference therein that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B under the Act, on each Effective Date and, in the event any post-effective amendment thereto becomes effective prior to the relevant Closing Date, shall also mean the registration statement so amended.
     “Regulation S” shall have the meaning set forth in the Recitals.
     “Representatives” shall have the meaning set forth in the Recitals.
     “Stabilization Actions” shall have the meaning set forth in Section 4(f)(i).
     “Stabilization Agreement” shall have the meaning set forth in Section 5(o).
     “Subsidiary” shall mean any entity of which the Company directly or indirectly owns a majority of the outstanding voting shares and which the Company otherwise has the ability to elect a majority of the members of the board of directors or the governing body.
     “Taxes” shall have the meaning set forth in Section 5(m).

     “Transaction Documents” means this Agreement, the Brazilian Underwriting Agreement, the Deposit Agreements, the Stabilization Agreement and the Lock-Up Letters.
          SECTION 2. Representations and Warranties. The Company represents and warrants to each International Underwriter and for the benefit of the Agents, as of the date hereof, as follows:
     (a) The Company has prepared and filed with the Commission an automatic shelf registration statement, as defined in Rule 405 under the Act (file number 333-163665) on Form F-3, including a related Base Prospectus, for registration under the Act of the offering and sale of the Preferred Shares and the Common Shares. Such Registration Statement, including any amendments thereto filed prior to the Execution Time, became effective upon filing. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Act against the Company or related to the offering has been initiated or threatened by the Commission. The Company has prepared and filed with the Commission, as part of an amendment to the Registration Statement or pursuant to Rule 424(b), one or more preliminary prospectus supplements relating to the Preferred Shares and the Common Shares, each of which has previously been furnished to you. The Company will file with the Commission a final prospectus supplement relating to the Preferred Shares and the Common Shares in accordance with Rule 424(b).
     (b) On the applicable Effective Date, the Registration Statement complied, and when the Final Prospectus is first filed in accordance with Rule 424(b) and on each Closing Date, the Final Prospectus (and any supplement thereto) will comply, in all material respects, with the applicable requirements of the Act and the Exchange Act. On the applicable Effective Date and at the Execution Time, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. On the date of any filing pursuant to Rule 424(b), each Preliminary Prospectus did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. On the date of any filing pursuant to Rule 424(b) and on each Closing Date, the Final Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representations or warranties with respect to any International Underwriter Information.
     (c) The Company has filed with the Commission a registration statement (file number 333-150134) on Form F-6 for the registration under the Act of the offering and sale of the Preferred ADSs and a registration statement (file number 333-150139) on Form F-6 for the registration under the Act of the offering and sale of the Common ADSs. No stop order suspending the effectiveness of either of the ADR Registration Statements has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Act against the Company or related to the International Offering has been initiated or threatened by the Commission. Each of the ADR Registration Statements, at the time of its effectiveness, did comply and on each Closing Date, will comply, in all material respects with the applicable requirements of the Act and the rules thereunder and at the time of its Effective Date and at the Execution Time, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.
     (d) The documents incorporated by reference in the Registration Statement, the Disclosure Package or the Final Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and any further documents deemed to be or, in the case of a Report on Form 6-K, designated as being incorporated by reference in the Registration Statement, the Disclosure Package or the Final Prospectus after the date of this Agreement, when such documents are filed with or furnished to the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and when read together with the other information included or incorporated in the Registration Statement, the Disclosure Package or the Final Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
     (e) At the Execution Time, the Disclosure Package and the price to the public and the number of International Offered Shares and Brazilian Offered Shares, including the number of International Offered Shares to be offered in the form of ADSs, the number of Brazilian Optional Shares and the number of International Optional Shares, when taken together as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representations and warranties with respect to any International Underwriter Information. The opinions, analyses and forecasts about the Company and the Offered Securities included in the Disclosure Package, in any marketing materials prepared or approved by the Company and in the Final Prospectus, were given in light of circumstances and based on assumptions that the Company believes to be reliable and accurate, any statistical and market related data included in the Disclosure Package, in any marketing material prepared or approved by the Company and in the Final Prospectus, are based on or derived from sources that the Company believes to be reliable and accurate and the Company has obtained the written consent to the use of such data from such sources to the extent required. There are no differences between the information included in each of (A) the Final Prospectus and the Brazilian Prospectus and (B) the Disclosure Package and the Final Prospectus, except for differences that would not result in a violation of the first sentence of this clause (e).
     (f) The Company meets the requirements for use of Form F-3 under the Act. The Company was (i) at the time of initial filing of the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with

Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the International Offering in reliance on the exemption of Rule 163, and is a “well-known seasoned issuer” and was not, and is not, an “ineligible issuer” (in each case as defined in Rule 405 under the Act) at any “determination date” under Rule 164 under the Act or Rule 405 under the Act that is relevant to the International Offering.
     (g) The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) objecting to its use of the automatic shelf registration statement form.
     (h) Each Issuer Free Writing Prospectus, if any, does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein by reference and any prospectus supplement deemed to be a part thereof that has not been superseded or modified, and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and at each Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representations and warranties with respect to any International Underwriter Information.
     (i) The Company has been duly organized and is validly existing as a sociedade de economia mista (mixed-capital company) in good standing (to the extent that good standing is applicable under applicable law) under the laws of Brazil. Each of the Company’s Material Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing (to the extent relevant) under the laws of the jurisdiction in which it is chartered or organized. Each of the Company and its Material Subsidiaries is licensed (if and to the extent required by law) and has the full corporate power and authority to own or lease, as the case may be, and to operate its properties and to conduct its business as described in the Registration Statement, the Disclosure Package and the Final Prospectus and to enter into and perform its obligations under this Agreement and the other Transaction Documents to which it is a party, and is duly qualified or licensed as a foreign corporation in good standing in each jurisdiction which requires such qualification, except, in the case of its Material Subsidiaries, where the failure to be so qualified will not have a Material Adverse Effect. Except as disclosed in the Registration Statement and the documents incorporated by reference therein (including the annual report on Form 20-F of the Company and Petrobras International Finance Company for the year ended December 31, 2009), the Company owns, directly or indirectly, all of the outstanding equity interests of its Material Subsidiaries.
     (j) The Company has an authorized capitalization as set forth in the Disclosure Package and the Final Prospectus; the Offered Securities and all other outstanding shares of the Company have been duly authorized; all outstanding shares of the Company are and, when the Offered Securities have been delivered and paid for in accordance with this Agreement and the Brazilian Underwriting Agreement on each Closing Date and on any subsequent closing date agreed upon in writing between the Company and the Representatives for payment for and delivery of the Brazilian Optional Shares and the International Optional Shares, the Offered Securities will have been validly issued, fully paid and nonassessable, and will conform to the description thereof contained in the Disclosure Package and the Final Prospectus. No holder of the Common Shares or the Preferred Shares will be subject to personal liability for any debt or any other liability of the Company by reason of being such a holder. Except as disclosed in the Disclosure Package and the Final Prospectus, (i) there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options issued by the Company to purchase any shares of the capital stock of the Company, (ii) there are no statutory, contractual, preemptive or other rights to subscribe for or to purchase any of the Offered Securities and (iii) there are no restrictions upon the transfer of the Offered Securities pursuant to the Company’s organizational documents or any statutory provisions of Brazilian law or under any rule, regulation or order of any Brazilian governmental agency or body or court, or any agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which it is bound. The International Offered Shares will be transferred by the Company free and clear of any claims, liens and encumbrances.
     (k) Except as disclosed in the Disclosure Package and the Final Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any International Underwriter or any Agent for a brokerage commission, finder’s fee or other like payment in connection with this offering.
     (l) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any Common Shares or Preferred Shares of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.
     (m) The International Offered Shares conform in all material respects to the descriptions thereof contained in the Disclosure Package and the Final Prospectus.
     (n) The Company is currently not in violation of its charter, by-laws or comparable organizational documents. Neither the issue and sale of the Offered Securities as described in the Disclosure Package and the Final Prospectus nor the consummation of any other of the transactions contemplated in the Transaction Documents nor the fulfillment of the terms of the Transaction Documents will conflict with or result in a breach or violation of (i) the charter, by-laws or comparable organizational documents of the Company or any of its Material Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the

Company or any of its Subsidiaries is a party or is bound or to which any of their property or assets is subject, (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its Subsidiaries, except in the case of clauses (ii) or (iii) such as could not reasonably be expected to have a Material Adverse Effect.
     (o) No consent, approval, authorization, filing with or order of any court or governmental agency or other regulatory authority or body having jurisdiction over the Company or any of is properties or assets in Brazil or elsewhere (“Government Authority”) is required in connection with the issue and sale of the Offered Securities as described in the Disclosure Package and the Final Prospectus or any other of the transactions contemplated in the Transaction Documents, except for (i) such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the International Offered Shares in the manner contemplated herein and in the Disclosure Package and the Final Prospectus, (ii) the approval by the Brazilian Securities Commission of the offering of the Brazilian Offered Shares as contemplated by this Agreement and the Brazilian Underwriting Agreement, which have been obtained and remain in full force and effect or will be obtained prior to the First Closing Date, (iii) such as may be required from the Brazilian Central Bank for any payments outside Brazil pursuant to Section 8 of this Agreement, (iv) such as may be required by the securities or similar laws of any foreign jurisdiction other than Brazil in connection with the purchase, distribution and placement of the International Offered Shares or the Brazilian Offered Shares by the Agents and the Brazilian Underwriters, or (v) such filings or consents as may be required by the by-laws and rules of the Financial Industry Regulatory Authority Inc. (“FINRA”) in connection with the transactions contemplated by the Transaction Documents.
     (p) The consolidated historical financial statements of the Company and its consolidated Subsidiaries included, or incorporated by reference, in the Disclosure Package, Final Prospectus and the Registration Statement, together with the related notes, have been prepared in accordance with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved (except as otherwise noted therein) and present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated; the selected financial information set forth under the captions “Selected Financial Data” in the annual report on Form 20-F of the Company and Petrobras International Finance Company for the year ended December 31, 2009 incorporated by reference in the Disclosure Package and the Final Prospectus fairly presents, on the basis stated in the Disclosure Package and the Final Prospectus, the information included therein. Except as disclosed in the Disclosure Package and the Final Prospectus and the Registration Statement, since June 30, 2010 there has not been any material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its consolidated Subsidiaries, taken as a whole. The segment data and other financial and statistical information incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are incorporated by reference in the Disclosure Package, Final Prospectus and the Registration Statement and the books and records of the respective entities presented therein.
     (q) There are no pro forma or consolidated financial statements or other financial statements or data which are or were required to be included or incorporated by reference in the Registration Statement, the Disclosure Package or the Final Prospectus in accordance with Regulation S-X under the Act which have not been included as so required.
     (r) Ernst & Young Auditores Independentes and KPMG Auditores Independentes (who have certified the financial statements of the Company and supporting schedules and information of the Company and its consolidated Subsidiaries and delivered their reports with respect to the audited and unaudited consolidated financial statements and other financial information included in the Disclosure Package and the Final Prospectus relating to the Company and its consolidated Subsidiaries) are, and in the case of Ernst & Young Auditores Independentes were, at the time it served as auditors of the Company, independent public accountants within the meaning of the applicable requirements of Regulation S-X under the Act, the Exchange Act, and the Public Company Accounting Oversight Board (United States) and are, and in the case of Ernst & Young Auditores Independentes were, at the time it served as auditors of the Company, certified public accountants with respect to the Company under the standards established by the local authorities in Brazil.
     (s) The Company and each of its Material Subsidiaries maintains a system of internal accounting and other controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting principles generally accepted in the United States and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since December 31, 2009, (i) the Company is not aware of any material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
     (t) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-14 under the Exchange Act) and has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act. Such disclosure controls and procedures are effective to provide reasonable assurance that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the applicable rules and forms, and that it is accumulated and communicated to the Company’s management, including its Chief Executive Officer and Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure.
     (u) Each of this Agreement and the Brazilian Underwriting Agreement has been duly authorized, executed and delivered by the Company.
     (v) The Deposit Agreements have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Depositary, constitute valid and legally binding agreements of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general application relating to or affecting creditors’ rights from time to time in effect and by general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether enforcement is considered in a proceeding in equity or at law). Upon execution and delivery by the Depositary of the Preferred ADRs evidencing the Preferred ADSs against deposit of the underlying Preferred Shares in respect thereof in accordance with the provisions of the Preferred Deposit Agreement and upon payment by the International Underwriters for the Preferred ADSs evidenced thereby in accordance with the provisions of this Agreement, such Preferred ADSs evidenced by such Preferred ADRs will be duly and validly issued, and the persons in whose names the Preferred ADRs are registered will be entitled to the rights specified therein and in the Preferred Deposit Agreement. Upon execution and delivery by the Depositary of the Common ADRs evidencing the Common ADSs against deposit of the underlying Common Shares in respect thereof in accordance with the provisions of the Common Deposit Agreement and upon payment by the International Underwriters for the Common ADSs evidenced thereby in accordance with the provisions of this Agreement, such Common ADSs evidenced by such Common ADRs will be duly and validly issued, and the persons in whose names the Common ADRs are registered will be entitled to the rights specified therein and in the Common Deposit Agreement. The Deposit Agreements, the Preferred ADSs and the Common ADSs conform in all material respects to the descriptions thereof contained in the Disclosure Package and the Final Prospectus. Except as disclosed in the Disclosure Package and the Final Prospectus, there are no limitations on the rights of holders of Common Shares, Preferred Shares, Common ADSs, Common ADRs, Preferred ADSs and Preferred ADRs to hold or vote or transfer their respective securities.
     (w) Except as described in the Disclosure Package and the Final Prospectus, payments made by the Company to holders of the Offered Securities who are non-residents of Brazil will not be subject under the current laws of Brazil or any political subdivision thereof to any withholding or similar charges for or on account of taxation.
     (x) Other than as set forth or contemplated in the Disclosure Package and the Final Prospectus, there are no labor disturbances or disputes existing, or to the knowledge of the Company, threatened, that could result in a Material Adverse Effect.

     (y) The Company and its Subsidiaries possess all material licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect.
     (z) The Company and its Subsidiaries have good and marketable title to all of its properties and assets and owns or leases all such properties and assets as are necessary to the conduct of its operations as presently conducted free and clear of any liens, charges, security interests or other encumbrances except such as (i) do not materially interfere with the intended use thereof and (ii) could not reasonably be expected to have a Material Adverse Effect. All leases and subleases material to the business of the Company under which the Company holds properties are in full force and effect; and the Company has had no notice that any material claim of any sort has been asserted by anyone adverse to the Company’s rights under any leases or subleases mentioned above, or affecting or questioning the rights thereof to the continued possession of the leased or subleased premises under any such lease or sublease, except as would not result in a Material Adverse Effect.
     (aa) Each of the Company and its Subsidiaries (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received and is in compliance with all permits, licenses or other approvals required of it under the applicable Environmental Laws to conduct its respective businesses and (iii) except as described in the Disclosure Package and the Final Prospectus, has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clauses (i), (ii) and (iii) above where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect. Except as set forth in the Registration Statement, the Pre-Pricing Prospectus and the Final Offering Document, neither the Company nor any of its Subsidiaries has been named as a “potentially responsible party” under the United States Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, nor has the Company or any such Subsidiary been identified as the party responsible or potentially responsible for any breach or violation of any other similar Environmental Law.
     (bb) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its Material Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.
     (cc) Except as set forth in the Disclosure Package and the Final Prospectus, no stamp, issue, registration, documentary or other similar taxes and duties, including interest and penalties, are payable in Brazil on or in connection with the issuance and sale of the Offered Securities by the Company, or the execution and delivery of this Agreement or the Brazilian Underwriting Agreement, other than (i) a registration fee (taxa de fiscalização) payable by the Company to the Brazilian Securities Commission, and (ii) a fee payable to the BM&FBOVESPA and (iv) the Income Tax (Imposto de Renda das Pessoas Jurídicas IRPJ), the Withholding Income Tax (Imposto de Renda Retido na Fonte IRF), the Social Contribution on Profits (Contribuição Social sobre Lucro Líquido CSLL), the Taxes on Revenues or on Import of Services (Programa de Integração Social PIS and Contribuição para Financiamento da Seguridade Social COFINS), the Tax on Services (Imposto sobre Serviços de Qualquer Natureza ISS), the Tax on Foreign Exchange Financial Transactions (Imposto sobre Operações de Crédito, Câmbio e Seguros ou relativos a Títulos e Valores Mobiliários IOF) and the Contribution on Economic Intervention (Contribuição de Intervenção no Domínio Econômico CIDE), as applicable.
     (dd) Neither the Company, nor any of its affiliates, nor any person acting on its behalf (other than the International Underwriters or Agents, as to which the Company makes no representation or warranty), has, directly or indirectly, taken any action designed to cause or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the initial sale or resale of the Offered Securities under the Exchange Act, or otherwise, except for the stabilization activities to be carried out under the Stabilization Agreement.
     (ee) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”), nor is it a closed-end investment company required to be registered, but not registered thereunder; and the Company is not and, after giving effect to the Global Offering and the application of the proceeds thereof as described in the Disclosure Package and the Final Prospectus, will not be an “investment company” as defined in the Investment Company Act.
     (ff) After giving effect to the offering and sale of the Offered ADSs and the Offered Securities and the application of the proceeds thereof as described in the Disclosure Package and the Final Prospectus, the Company does not expect to be a “passive foreign investment company” as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, for the current taxable year ending December 31, 2010.

     (gg) Each of the Disclosure Package and the Final Prospectus include all the information contained in the Brazilian Prospectus that is relevant in the context of the International Offering, except for information the omission of which would not result in a violation of the representation set forth in the first sentence of Section 2(e) above .
     (hh) The Company has filed all the documents required to be filed by it with the Commission pursuant to the Exchange Act, including but not limited to the annual reports on Form 20-F for the year ended December 31, 2009 and Form 6-K in connection with its financial statements for the six-month period ended June 30, 2010. Each document filed or to be filed by the Company under the Exchange Act complied and will comply when so filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission and the documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Act, the Exchange Act and the rules and regulations thereunder.
     (ii) The statistical, industry-related and market-related data included, or incorporated by reference, in the Disclosure Package and the Final Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.
     (jj) Except as set forth in or contemplated in the Disclosure Package and the Final Prospectus, no action, suit or proceeding by or before any Governmental Authority involving the Company or any of its Subsidiaries or their property or assets is pending or, to the best knowledge of the Company, threatened, involving or in any way relating to (i) this Agreement, any of the other Transaction Documents or the transactions contemplated herein or therein or (ii) any other matter, except for (in the event of (i) and (ii)) actions, suits or proceedings that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in violation of or in default with respect to any applicable statute, rule, writ, injunction, decree, order or regulation of any Governmental Authority having jurisdiction over such Person which is reasonably likely to have a Material Adverse Effect.
     (kk) The Company and each of its Subsidiaries has filed or caused to be filed all material tax returns which to the knowledge of the Company are required to be filed, and has paid all taxes shown to be due and payable on said returns or on any assessments made against such person or any of its respective properties and all other taxes, assessments, fees or other charges imposed on such person or any of its respective properties by, any governmental agency or other regulatory authority or body having jurisdiction over the Company or any of its properties or assets in Brazil or elsewhere (other than those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with generally accepted accounting principles have been provided on the books of such person); and no material tax liens or material liens with respect to any assessments, fees or other charges have been filed and, to the knowledge of such person, no material claims are being asserted with respect to any such taxes, assessments, fees or other charges.
     (ll) The Company and each of its Subsidiaries are insured by insurers that the Company reasonably believes to be financially sound against such losses and risks and in such amounts as are prudent and customary in the businesses and in the geographical regions in which they are engaged, except when the failure to do so would not have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
     (mm) The information set forth in the Registration Statement, the Preliminary Prospectus and the Final Prospectus relating to oil and gas reserves, oil and gas wells and any other oil and gas related information required to be disclosed in such Registration Statement, the Preliminary Prospectus and the Final Prospectus has been prepared by the Company in all material respects on the basis disclosed in the Registration Statement, the Preliminary Prospectus and the Final Prospectus and conforms in all material respects to the requirements of the Act and the Exchange Act, as the case may be.
     (nn) The Company is subject to civil and commercial law in respect of its obligations hereunder and the Company is not, nor are any of its properties, assets or revenues subject to any right of immunity under Brazilian or New York law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Brazilian, New York or U.S. federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court with respect to its obligations, liabilities or any other matter under or arising out of or in connection herewith; and, to the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings arising out of, or relating to the transactions contemplated hereby, may at any time be commenced, the Company has waived or will waive such right to the extent permitted by law and have consented to such relief and enforcement as provided herein.
     (oo) The submission of the Company to the non-exclusive jurisdiction of the courts of the Supreme Court of the State of New York, County of New York, and the United States District Court for the Southern District of New York in Section 13 hereof and under each of the Transaction Documents, as applicable, is legal, valid and binding under the laws of Brazil; the appointment of the Company’s New York office located at 570 Lexington Avenue, 43rd Floor, New York, New York 10022 as its authorized agent for the purpose described in Section 13 below and under each of the other Transaction Documents, as applicable, is legal, valid and binding under the laws of Brazil; and the choice of law provision set forth in Section 13 below and in each Transaction Document, as applicable, is legal, valid and binding under the laws of Brazil.

     (pp) Any final judgment for any amount payable by the Company rendered by any court of the State of New York or of the United States located in the State of New York having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon any Transaction Document would be declared enforceable against the Company by the courts of Brazil, without re-examination, review of the merits of the cause of action in respect of which the original judgment was given or relitigation of the matters adjudicated upon or payment of any stamp, registration or similar tax or duty, as provided in the provisions for enforcement of foreign judgments set forth in the Preliminary Prospectus and the Final Prospectus.
     (qq) Neither the Company nor any of its Subsidiaries, nor any director or executive officer of the Company or any of its Subsidiaries, nor, to the best knowledge of the Company, any agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any applicable provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
     (rr) The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.
     (ss) Neither the Company nor any of its Subsidiaries, nor any director or executive officer of the Company or any of its Subsidiaries, nor, to the knowledge of the Company, any agent, employee or affiliate of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not knowingly directly or indirectly use the proceeds of the offering of the Offered Securities hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
     Any certificate signed by any officer or representative of the Company and delivered to you or counsel for the International Underwriters in connection with the offering of the International Offered Shares shall be deemed a representation and warranty by the Company to each International Underwriter and Agent as to the matters covered thereby on the date of such certificate.
          SECTION 3. Representations and Warranties of the International Underwriters and International Placement Agents.
     (a) Each International Underwriter and each International Placement Agent hereby, severally and not jointly, represents and agrees that:
          (i) It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any Free Writing Prospectus other than (i) a Free Writing Prospectus that is not required under the Act to be filed, (ii) any Issuer Free Writing Prospectus listed on Schedule III hereto, or (iii) any Free Writing Prospectus prepared by an International Underwriter and approved by the Company in advance in writing.
          (ii) It has not used and will not, without the prior written consent of the Company, use any Free Writing Prospectus that contains the final terms of the International Offered Shares unless such terms have previously been included in a Free Writing Prospectus filed with the Commission.
          (iii) It will, pursuant to reasonable procedures developed in good faith, retain copies of each Free Writing Prospectus used or referred to by it, in accordance with Rule 433 under the Act.
     (b) Each International Underwriter, severally and not jointly, agrees that it will offer and sell the Offered Securities outside the United States in accordance with Regulation S.
     (c) Each International Placement Agent, severally and not jointly, agrees that it will offer or facilitate the placement of the Offered Securities outside the United States in accordance with Regulation S.
          SECTION 4. Placement, Purchase, Sale and Delivery.
     (a) International Firm Shares
          (i) On the basis of the representations, warranties and agreements set forth herein and, subject to the conditions set forth herein, the Company agrees to sell the Firm Preferred ADSs and the Firm Common ADSs to the several International Underwriters as provided in this Agreement, and each International Underwriter agrees, severally and not jointly, to purchase from the Company at a purchase price per Firm Preferred ADS of US$30.391 (the “Preferred ADS Purchase Price”) the number of Firm Preferred ADSs set forth opposite such International Underwriter’s name in Schedule I hereto and at a purchase price per Common ADS of US$34.266 (the “Common ADS Purchase Price”) the number of Firm Common ADSs set forth opposite such International Underwriter’s name in Schedule I hereto.

          (ii) Payment for the International Firm Shares shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives, at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022 at 9:00 A.M., New York City time, on September 29, 2010, or at such other time or place on the same or such other date, not later than the fifth Business Day thereafter, as the Representatives and the Company may agree upon in writing. The time and date of such payment is referred to herein as the “First Closing Date.”
          (iii) Payment for the International Firm Shares to be purchased on the First Closing Date shall be made against delivery to Citigroup Global Markets Inc, for the benefit and respective accounts of the several International Underwriters of the ADRs, evidencing the International Firm Shares to be purchased on such date. Delivery of the ADRs evidencing the International Firm Shares will be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.
          (b) International Optional Shares
          (i) In connection with the offer and sale of Preferred ADSs and Common ADSs as contemplated in this Agreement, the International Underwriters may agree to sell Preferred ADSs and Common ADSs in excess of the number of Firm Preferred ADSs and Firm Common ADSs. The decision to so over-allot shall be taken jointly by all International Underwriters. In the event the International Underwriters decide to over-allot, Morgan Stanley & Co. Incorporated may, from time to time, opt to purchase, for the benefit of the International Underwriters, all or less than all of the Additional Preferred ADSs and the Additional Common ADSs at the Preferred ADS Purchase Price and the Common ADS Purchase Price, respectively, per Additional Preferred ADS and Additional Common ADS, as applicable, in each case by giving written notice to the Company, with a copy to the other International Underwriters, at any time not more than 30 days subsequent to and including the date of the Anúncio de Início (the date of the announcement of commencement) with respect to the offering of the Offered Shares published in Brazil in accordance with applicable laws (such option, the “Over-Allotment Option”), it being understood that the Company shall be entitled to rely on the respective notice from Morgan Stanley & Co. Incorporated as conclusive evidence of the joint decision of the International Underwriters to over-allot. The Company agrees to sell to Morgan Stanley & Co. Incorporated, for the benefit of the International Underwriters, the number of Additional Preferred ADSs and Additional Common ADSs specified in each such notice and the International Underwriters agree, severally and not jointly, to purchase such Additional Preferred ADSs and Additional Common ADSs through Morgan Stanley & Co. Incorporated. Such Additional Preferred ADSs and Additional Common ADSs shall be purchased for the account of each International Underwriter in the same proportion as the number of shares of Firm Preferred ADSs and Firm Common ADSs set forth opposite such International Underwriter’s name bears to the total number of shares of Firm Preferred ADSs and Firm Common ADSs (subject to adjustment by Morgan Stanley & Co. Incorporated to eliminate fractions) and may be purchased by Morgan Stanley & Co. Incorporated, for the benefit of the International Underwriters, only for the purpose of covering over-

allotments made in connection with the sale of the International Offered Shares. No Additional Preferred ADSs and Additional Common ADSs shall be sold or delivered unless the Firm Preferred ADSs and Firm Common ADSs previously have been, or simultaneously are, sold and delivered. The right to exercise the Over-Allotment Option and to purchase the Additional Preferred ADSs and Additional Common ADSs or any portion thereof may be exercised from time to time and, to the extent not previously exercised, may be surrendered and terminated at any time prior to its exercise, upon notice by Morgan Stanley & Co. Incorporated to the Company, with a copy to the other International Underwriters.
          (ii) Each time for the delivery of and payment for the Additional Preferred ADSs and Additional Common ADSs, being herein referred to as an “Optional Closing Date”, which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a “Closing Date”), shall be determined by Morgan Stanley & Co. Incorporated but shall be not later than the fifth Business Day after written notice of election to purchase Additional Preferred ADSs and Additional Common ADSs is given.
          (iii) Payment for the Additional Preferred ADSs and Additional Common ADSs to be purchased on each Optional Closing Date shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives, at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022, against delivery to Morgan Stanley & Co. Incorporated, for the benefit and respective accounts of the several International Underwriters of the ADRs, evidencing the Additional Preferred ADSs and Additional Common ADSs to be purchased on such date. Delivery of the ADRs evidencing the Additional Preferred ADSs and Additional Common ADSs will be made through the facilities of The Depository Trust Company unless Morgan Stanley & Co. Incorporated shall otherwise instruct.
          (c) Placement Agents
          On the basis of the representations, warranties and agreements set forth herein and, subject to the conditions set forth herein, the International Placement Agents will act, severally and not jointly, as agents for the facilitation of the placement of the International Offered Shares outside of Brazil. The International Placement Agents will be entitled to a portion of the underwriting discount and commission as set forth in a Letter Agreement, dated the date hereof, between the International Underwriters and the Agents. Each International Placement Agent agrees to comply with the Morgan Stanley & Co. Incorporated Master Selected Dealers Agreement for Registered SEC Offerings and Exempt Offerings, dated December 1, 2009.
          (d) Public Offering
          The Company understands that the International Underwriters intend to make a public offering in the United States of, and the Agents propose to place, the Offered Securities as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Offered Securities on the terms set forth in the Disclosure Package. The Company acknowledges and agrees that the International Underwriters may offer and sell the International Offered Shares to or through any affiliate of an International Underwriter and that any such affiliate may offer and sell the International Offered Shares purchased by it to or through any International Underwriter.
          (e) Allocation Among International and Brazilian Underwriters
          (i) With respect to all or any portion of International Offered Shares, the Representatives, on behalf of the International Underwriters and for the purpose of effecting reallocations of International Offered Shares and Brazilian Offered Shares, may elect to have such International Offered Shares (in the form of Preferred Shares and/or Common Shares, as applicable) delivered to the Brazilian Underwriters, provided that (i) the total number of Offered Shares to be delivered in the form of ADSs under this Agreement and in the form of shares under the Brazilian Underwriting Agreement does not change and (ii) the International Underwriters and Agents and the Brazilian Underwriters bear any costs associated with this reallocation. Notice of such election shall be given by the Representatives to the Company at least two Business Days prior to the relevant Closing Date.
          (ii) With respect to all or any portion of the Brazilian Offered Shares, the Brazilian Underwriters for purpose of effecting reallocations of International Offered Shares and Brazilian Offered Shares may elect to have such Brazilian Offered Shares (in the form of ADSs) delivered to the International Underwriters, provided that (i) the total number of Offered Shares to be delivered in the form of ADSs under this Agreement and in the form of shares under the Brazilian Underwriting Agreement does not change and (ii) the International Underwriters and the Brazilian Underwriters bear any costs associated with this reallocation. Notice of such election shall be given by the Representatives to the Company at least two Business Days prior to the relevant Closing Date.

          (f) Stabilization Profits and Losses
          (i) Any net profits earned (the “Net Profits”) as a result of any stabilization transaction or syndicate covering transaction involving purchases of Common and Preferred ADSs in the open market after the distribution has been completed in order to cover syndicate short positions in accordance with the Intersyndicate Agreement, in connection with the transactions set forth in this Agreement as contemplated in the Prospectus Supplement (collectively, the “Stabilization Actions”) will be shared by the International Underwriters and the Company, with the International Underwriters, as a group, being entitled to 60% of any such Net Profits and the Company being entitled to 40% of any such Net Profits. If the Stabilization Actions result in a net loss, such net loss will be borne solely by the International Underwriters.
          (ii) In the event any Net Profits are earned as a result of any Stabilization Actions, to give effect to the foregoing, on or before the tenth Business Day following the earlier of (A) the date the Over-Allotment Option is exercised and (B) the last day on which the Over-Allotment Option may be exercised pursuant to this Agreement, Morgan Stanley & Co Incorporated, on behalf of the International Underwriters, will provide the Company (with a copy to the other International Underwriters) with a statement of such Net Profits (the “Profit Statement”), stated in United States dollars.
          (iii) On the Business Day subsequent to the day of the delivery of the Profit Statement Citigroup Global Markets Inc., on behalf of the International Underwriters, shall pay an amount equal to 40% of the Net Profits set forth in the Profit Statement to the Company, to a bank account designated by the Company.
          SECTION 5. Agreements of the Company. The Company agrees with each International Underwriter and for the benefit of each of the Agents as follows:
     (a) Immediately following the execution of this Agreement, the Company will prepare a Final Prospectus. The Company will within the time periods specified by Rule 424(b) transmit copies of the Final Prospectus to the Commission for filing pursuant to Rule 424(b) of the Act and will furnish to the International Underwriters as many copies of the Final Prospectus as you shall reasonably request.
     (b) Prior to the termination of the offering of the International Offered Shares, the Company will not file any amendment to the Registration Statement or either of the ADR Registration Statements or supplement to the Final Prospectus, any Preliminary Prospectus or the Base Prospectus unless you have been furnished a copy for review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. The Company will promptly advise you (1) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (2) when, prior to termination of the offering of the International Offered Shares, any amendment to the Registration Statement or either of the ADR Registration Statements shall have been filed or become effective, (3) of any request by the Commission or its staff for any amendment of the Registration Statement, either of the ADR Registration Statements or any Rule 462 Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or either of the ADR Registration Statements or the institution or threatening of any proceeding for that purpose or pursuant to Section 8A of the Act, (5) of the receipt by the Company of any notice of objection to the use of the Registration Statement or any amendment or supplement thereto pursuant to Rule 401(g)(2) under the Act, either of the ADR Registration Statements, any Preliminary Prospectus, or the Final Prospectus, and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the International Offered Shares or ADSs for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its commercially reasonable efforts to prevent the issuance of any such stop order or notice of objection or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.
     (c) The Company shall pay the required Commission filing fees relating to the International Offering within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act.
     (d) If, at any time prior to the filing of the Final Prospectus pursuant to Rule 424(b), any event occurs as a result of which the Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made or the circumstances then prevailing not misleading, the Company promptly will (i) notify you so that any use of the Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Disclosure Package to correct such statement or omission; and (iii) supply any amendment or supplement to you, without charge, in such quantities as you may reasonably request.
     (e) If, at any time when a prospectus relating to the International Offering is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act, the Company promptly will (i) notify you of such event, (ii) prepare and file with the Commission an amendment or supplement which will correct such statement or omission or effect such compliance and (iii) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.
     (f) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the

Company and its Subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.
     (g) Upon request, the Company will furnish (i) to the Representatives and to counsel for the International Underwriters, without charge, (A) two signed or conformed copies of the Registration Statement and each of the ADR Registration Statements (including exhibits thereto), and (B) so long as delivery of a prospectus by an International Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Representatives may reasonably request, and (ii) to each other International Underwriter a copy of the Registration Statement and each of the ADR Registration Statements (without exhibits thereto).
     (h) The Company will arrange, if necessary, for the qualification of the International Offered Shares or ADSs for sale under the laws of such jurisdictions as you and the Company may mutually agree and will maintain such qualifications in effect so long as required for the distribution of the International Offered Shares or ADSs; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the International Offered Shares or ADSs in any jurisdiction where it is not now so subject.
     (i) The Company agrees that, unless it has or shall have obtained the prior written consent of the Representatives, it has not made and will not make any offer relating to the International Offered Shares or ADSs that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus required to be filed by the Company with the Commission or retained by the Company under Rule 433 under the Act. Any such Free Writing Prospectus consented to by the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 under the Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record-keeping.
     (j) The Company will furnish, upon request of an International Underwriter, for a period of two years from the date of this Agreement (unless otherwise publicly available on the Commission’s EDGAR website or the Company’s website) (i) copies of any reports or other communications which the Company shall send to its shareholders generally or which the Company shall from time to time publish or publicly disseminate; provided that, for the avoidance of doubt, this clause shall not require the Company to furnish (i) internal reports, memoranda and communications not made available to its shareholders generally; (ii) copies of all annual and other reports filed with the Commission on Forms 20-F and 6-K, or such other similar form as may be designated by the Commission; and (iii) copies of documents or reports filed with any securities exchange on which any class of securities of the Company is listed, in each case, as soon as such reports, communications or documents become available.
     (k) The Company will apply the net proceeds from the sale of the International Offered Shares in the manner set forth under the caption “Use of Proceeds” in the Disclosure Package and the Final Prospectus.
     (l) The Company will indemnify and hold harmless the International Underwriters and Agents against any documentary, stamp, sales, transaction or other similar tax, including any interest and penalties, on the creation, issue, offer and sale of the International Offered Shares and ADSs and on the execution and delivery of this Agreement.
     (m) For a period of 90 days from the date of the Final Prospectus (the “Lock-Up Period”), the Company agrees that it will not, and will not permit its Subsidiaries to, without the written consent of the Representatives, directly or indirectly, issue, offer, sell, contract to sell, pledge, or otherwise transfer or dispose of, or file a registration statement with the Commission under the Act or the Brazilian Securities Commission relating to, any shares of the share capital of the Company or ADSs representing those shares, or any securities convertible into or exchangeable or exercisable for any shares of the share capital of the Company or ADSs representing those shares, or warrants or other rights to purchase any shares of the share capital of the Company or ADSs representing those shares, other than (i) the International Offered Shares and the Brazilian Offered Shares, (ii) issuances of Common Shares, Common ADSs, Common ADRs, Preferred Shares, Preferred ADSs or Preferred ADRs upon conversion of options, warrants or convertible notes outstanding on the date hereof, (iii) grants of options to purchase Common Shares, Common ADSs, Common ADRs, Preferred Shares, Preferred ADSs or Preferred ADRs pursuant to the Company’s equity incentive plans in existence on the date hereof, and (iv) shares of the share capital of the Company issued by the Company as consideration in an acquisition; provided that (A) except as in connection with the Cessão Onerosa, the shares so issued shall in no event exceed 5% of the total share capital of the Company outstanding at such time, and (B) each transferee of the shares so issued shall agree in writing that it will not, without the written consent of the Representatives, directly or indirectly, offer, sell, contract to sell, pledge, or otherwise transfer or dispose of such shares during the Lock-Up Period.
     (n) The Company shall use its reasonable best efforts to cause the Preferred ADSs and the Common ADSs to be listed on the New York Stock Exchange.
     (o) The Company agrees not to (and to use its reasonable best efforts to cause its Subsidiaries and its and their respective directors and officers not to) take, directly or indirectly, any action which is designed to or which constitutes or that might cause or result in stabilization or manipulation of the price of any equity security of the Company, except for the stabilization activities to be carried out pursuant to a stabilization agreement among the Company and Banco Morgan Stanley S.A. (the “Stabilization Agreement”).

     (p) The Company will cooperate with the International Underwriters and will take all such action as is necessary to permit the ADRs evidencing the International Offered Shares to be eligible for clearance and settlement through the Depository Trust Company.
     (q) The Company will not and will request its affiliates not to offer, sell or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) the offering of which security could be integrated with the sale of the International Offered Shares.
          SECTION 6. Conditions of International Underwriters Obligations. The obligations of the International Underwriters to purchase International Firm Shares on the First Closing Date and International Optional Shares on each Optional Closing Date are subject to the accuracy of the representations and warranties on the part of the Company herein contained, as though made on such Closing Date (except as to any representations or warranties which specifically relate to an earlier date, which shall be accurate as of such earlier date), to the accuracy of the statements of the Company’s officers made in any certificate furnished pursuant to the provisions hereof, to the performance by the Company of all of its covenants and other obligations hereunder and to the following further conditions:
     (a) Issuer’s Counsel Opinions. The Company shall have requested and caused the delivery of the opinion and negative assurance statement of (i) Cleary Gottlieb Steen & Hamilton LLP, special U.S. counsel to the Company, and (ii) Machado, Meyer, Sendacz e Opice Advogados, Brazilian counsel to the Company, each substantially in the form separately provided to you, for the benefit of the International Underwriters and the Agents, and each of which shall be in form and substance satisfactory to you.
     (b) Comfort. The Company shall have requested and caused:
          (i) KPMG Auditores Independentes, independent auditors for the Company to have furnished to you, for the benefit of the International Underwriters and the Agents, at the Execution Time and on each Closing Date, letters, dated respectively as of the Execution Time and as of each Closing Date, in form and substance satisfactory to you, confirming that they are an independent registered public accounting firm within the meaning of the Act and the Exchange Act and covering certain financial information in the annual report on Form 20-F of the Company and Petrobras International Finance Company for the year ended December 31, 2009, the Company’s Report on Form 6-K containing financial information for the six-month period ended June 30, 2010, the reports on Form 6-K listed on Schedule IV hereto and certain other matters that are ordinarily covered by “comfort letters” drafted in accordance with Statement of Auditing Standards No. 72; and
          (ii) Ernst & Young Auditores Independentes, independent auditors for the Company to have furnished to you, for the benefit of the International Underwriters and the Agents, at the Execution Time and on each Closing Date, letters, dated respectively as of the Execution Time and as of each Closing Date, in form and substance satisfactory to you, confirming that they were, at the time they issued their opinion with respect to the Company’s financial information for the year ended December 31, 2005, independent registered public accounting firm within the meaning of the Act and the Exchange Act and covering certain financial information relating to the Company’s fiscal year ended December 31, 2005 in the annual report on Form 20-F of the Company and Petrobras International Finance Company for the year ended December 31, 2009 and certain other matters that are ordinarily covered by “comfort letters” drafted in accordance with Statement of Auditing Standards No. 72.
     (c) Certificates. The Company shall have furnished to you, for the benefit of the International Underwriters and the Agents, a certificate, signed by an authorized officer of the Company acceptable to you, reasonably satisfactory to the International Underwriters, dated each Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Disclosure Package, the Final Prospectus and any supplements or amendments thereto, and that:
          (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the relevant Closing Date with the same effect as if made on such Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;
          (ii) no stop order suspending the effectiveness of the Registration Statement or either of the ADR Registration Statements has been issued and no proceedings for that purpose or under Section 8A of the Act have been instituted or, to the Company’s knowledge, threatened;
          (iii) since the date of the most recent financial statements included or incorporated by reference in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto);
          (iv) as to the incumbency of the officers or representatives of the Company signing the applicable Transaction Documents and the other documents delivered hereunder and thereunder on behalf of the Company and containing specimen signatures thereof; and
          (v) that the Estatuto Social of the Company has not been amended and is in full force and effect, copies of which shall be attached to such certificate.
     (d) Underwriter’s Counsel Opinion. The International Underwriters shall have received, for their own benefit and for the benefit of the Agents, on and as of the relevant Closing Date an opinion and negative assurance statement of Shearman &

Sterling LLP, U.S. counsel for the International Underwriters and the Agents, and an opinion and negative assurance statement of Mattos Filho, Veiga Filho, Marrey Jr. e Quiroga Advogados, Brazilian counsel for the International Underwriters and the Agents, with respect to such matters as the International Underwriters may reasonably request, and such counsels shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.
     (e) Depositary’s Counsel Opinion. The International Underwriters shall have received, for their own benefit and for the benefit of the Agents, an opinion, dated as of the relevant Closing Date, of Paul Hastings LLP, U.S. Counsel to the Depositary, substantially in the form separately provided to the International Underwriters, which shall be in form and substance satisfactory to them.
     (f) No Material Change. Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof), the Disclosure Package (exclusive of any supplements thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto) the effect of which is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the International Offered Shares as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).
     (g) Filing. The Final Prospectus shall have been filed with the Commission in accordance with the Act and Section 5(a) of this Agreement. Prior to the relevant Closing Date, no stop order suspending the effectiveness of the Registration Statement or either ADR Registration Statement shall have been issued, and no proceedings for that purpose or under Section 8A of the Act shall have been instituted or, to the Company’s knowledge, threatened.
     (h) Lock-Up. On or prior to the date of this Agreement, the Representatives shall have received lock-up letters (the “Lock-Up Letters”) from the Company and each of the directors and executive officers of the Company who holds more than 100 shares of the Company’s share capital, in substantially the form attached hereto as Annex A.
     (i) Brazilian Closing. The closing of the purchase of the Firm Brazilian Shares to be issued and sold by the Company pursuant to the Brazilian Underwriting shall occur concurrently with the closing of the purchase of the Firm International Shares described herein.
     (j) Other Documents. Prior to the relevant Closing Date, the Company shall have furnished to the International Underwriters, for their benefit and for the benefit of the Agents, such further information, certificates and documents as the International Underwriters may reasonably request.
     (k) Listing. The listing of the Offered ADSs on The New York Stock Exchange shall be in full force and effect and the listing of the Offered Securities on the São Paulo Stock Exchange shall be in full force and effect.
     (l) DTC. The Offered ADSs shall be eligible for clearance and settlement through the Depository Trust Company.
     (m) Approvals. The Company shall have received the approvals referred to in Section 2(o)(ii) hereto.
     (n) Rating; Government Action. Subsequent to the date hereof and on or prior to the relevant Closing Date:
          (i) there shall not have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for the purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of such possible change, or any withdrawal of any such rating; and
          (ii) no legislation shall have been enacted by either house of the United States or Brazilian congress or by any state legislature, no other action shall have been taken by any Governmental Authority, whether by order, regulation, rule, ruling or otherwise, and no decision shall have been rendered by any court of competent jurisdiction in the United States, Brazil or any other country, which would have a Material Adverse Effect.
          SECTION 7. Payment of Expenses. The Company will pay all documented expenses incident to the performance of its obligations under this Agreement, including but not limited to (i) all fees and expenses of the Company’s accountants and counsel (including Brazilian and US counsel); (ii) any filing fees (including filing fees incurred by the Brazilian Securities and Exchange Commission, the SEC, FINRA, SEC and NYSE) and any fees and other expenses (including fees and disbursements of counsel) incurred by the Company in connection with the registration of the Offered Securities for sale under the laws of Brazil and the United States (including the printing of the Preliminary Prospectus, the Final Prospectus and the Brazilian Prospectus); (iii) any trading fees (emolumentos) due to the Bolsa de Valores, Mercadorias e Futuros de São Paulo (the “BM&FBOVESPA”) and the Companhia Brasileira de Liquidacão e Custódia (“CBLC”), all fees due to, and disbursements and other expenses incurred by, any transfer agent, registrar or depositary incurred in connection with the International Offering; (iv) 50% of all legal expenses (including fees and disbursements of counsel to the International Underwriters and all regulatory expenses) incurred by the International Underwriters in connection with the qualification of the Offered Securities for sale under such jurisdictions as the Representatives and the Company mutually agree, including expenses to prepare, print and deliver any “blue sky” memoranda, investment memoranda or similar documents; provided that the Company shall not be obligated to pay more than US$2,500 for any single jurisdiction; (v) all fees and expenses (including any taxes) incurred in connection with the delivery and deposit by the Company of the Offered Securities to and with the depositary and the issuance and delivery of the ADSs in connection with the International Offering; (vi) all fees and expenses incurred in connection with the preparation, printing, delivery and publication of any legal notices (including any minutes of shareholder meetings, Avisos ao Mercado, Anunico de Inicio, Anuncio de Encerramento and any filings with the SEC); (vii) all expenses incurred in connection with the preparation, printing, delivery and publication of the Brazilian Prospectus, the Preliminary Prospectus and the Final Prospectus (including any amendments and supplements thereto), any Free Writing Prospectus and any other agreements or documents printed (or reproduced) and delivered in connection with the offering and sale of the Offered Securities; (viii) all costs and expenses incurred by third-party service providers engaged in connection with the “road show” of the Company’s management or and all logistical efforts relating thereto; and (x) all airway tickets, hotels, transportation and other costs and expenses incurred by the Company’s management in connection with the Global Offering.
All expenses relating to and incurred in connection with the Global Offering which were not directly incurred by or on behalf of the Company, shall be borne by the International Underwriters and Agents, including but not limited to (i) all fees and expenses of the International Underwriters’ and Agents’ Brazilian and US counsel; (ii) all costs and expenses incurred by the International Underwriters and Agents in connection with any presentations and pre-marketing efforts and the “road show” (including any out-of-pocket expenses, traveling expenses and any taxes and other charges incurred by the reimbursement of such costs and expenses); and (iii) all costs and expenses incurred by any third-party service providers engaged to support the International Underwriters and Agents in logistical and similar matters in connection with the Global Offering; provided that the expenses (A) set forth in subclause (i) and (iii) above shall be borne jointly by all International Underwriters and Agents in proportion to their respective pro rata share of the fees and commissions paid by the Company to the International Underwriters and Agents in connection with the International Offering and (B) set forth in subclause (ii) shall be borne individually by each International Underwriter and Agent, as applicable.
          SECTION 8. Indemnification and Contribution.
          (a) The Company agrees to indemnify and hold harmless each International Underwriter, each Agent, each affiliate to or through which any International Underwriter or Agent has offered or sold the Offered Securities, their respective directors, officers, employees and agents, and each person who controls each International Underwriter or Agent within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other existing Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement as originally filed or in any amendment thereof, (B) either of the ADR Registration Statements as originally filed or in any amendment thereof,

(C) any Preliminary Prospectus, the Disclosure Package, the Final Prospectus, or any Issuer Free Writing Prospectus, or in any amendment thereof or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other documented expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with International Underwriter Information furnished to the Company by or on behalf of any International Underwriter expressly for inclusion therein (which shall consist solely of International Underwriter Information). This indemnity agreement will be in addition to any liability that the Company may otherwise have.
          (b) Each International Underwriter and each Agent, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent (subject to the proviso set forth below) as the indemnity set forth in Section 8(a) from the Company to each International Underwriter and Agent, but only with reference to International Underwriter Information furnished to the Company by or on behalf of such International Underwriter or Agent through the Representatives expressly for inclusion in the documents referred to in the foregoing indemnity; provided, however, that in no case shall any International Underwriter or Agent be responsible for any amount in excess of the underwriting discount or commission (in each case net of taxes) received pursuant to this Agreement in connection with the offering and sale of the Offered Shares. This indemnity agreement will be in addition to any liability that any International Underwriter or Agent may otherwise have. The Company acknowledges that the International Underwriter Information constitutes the only information furnished in writing to the Company by or on behalf of any Underwriter for inclusion in any Preliminary Prospectus, the Final Prospectus or any Issuer Free Writing Prospectus.
          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there shall be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by this Section 8(c) without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless (x) such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.
          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the International Underwriters and the Agents severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other documented expenses reasonably incurred in connection with investigating or defending the same) (collectively, “Losses”) to which the Company and one or more of the International Underwriters and Agents may be subject in such proportion as is appropriate to reflect the relative benefits received by the

Company on the one hand and by the International Underwriters and the Agents on the other from the offering of the International Offered Shares; provided, however, that in no case shall any International Underwriter or Agent be responsible for any amount by which the underwriting discount or commission (in each case net of any taxes) applicable to such International Underwriter or Agent hereunder exceeds the amount of any damages that such International Underwriter or Agent has otherwise been required to pay under this Agreement. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the International Underwriters and the Agents severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the International Underwriters and the Agents on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the International Underwriters and the Agents shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the International Underwriters or Agents on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the International Underwriters and the Agents agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an International Underwriter or Agent within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an International Underwriter or Agent shall have the same rights to contribution as such International Underwriter or Agent, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d). The International Underwriters and Agents’ respective obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective number of Preferred ADS and Common ADSs they have purchased hereunder, and not joint.
          SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements, including the agreement of the Company in Section 8 with respect to indemnity and contribution, contained in this Agreement or contained in certificates issued by the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation made by or on behalf of any International Underwriter, Agent, affiliate or controlling person, or by or on behalf of the Company, and shall survive delivery of any International Offered Shares to the

International Underwriters; provided, however, that no such representations and warranties or agreements shall be deemed to have been given as to any point in time other than the date hereof or as otherwise expressly provided herein. The provisions in Sections 7 and 8 shall survive the termination or cancellation of this Agreement.
          SECTION 10. Termination. This Agreement shall be subject to termination in the Representatives’ absolute discretion, by notice given to the Company prior to delivery of and payment for the International Offered Shares, if at any time prior to such delivery and payment (i) the Company shall have failed, refused or been unable to perform any agreement on its part to be performed under this Agreement when and as required, (ii) trading in the Company’s Preferred ADRs or Common ADRs shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (iii) trading in the Company’s Common Shares or Preferred Shares shall have been suspended by the Brazilian Securities Commission or the BM&FBOVESPA or trading in securities generally on the BM&FBOVESPA shall have been suspended or limited or minimum prices shall have been established on such exchange, (iv) there shall have occurred a material disruption in securities settlement, payment or clearance services in the United States or Brazil, (v) a banking moratorium shall have been declared either by U.S. Federal, New York State or Brazilian authorities, (vi) there shall have occurred any outbreak or escalation of hostilities or declaration by the United States or Brazil of a national emergency or war, or other calamity (including any terrorist act) or crisis (economic, political, financial or otherwise), the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the International Offered Shares as contemplated by the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto), (vii) any downgrading shall have occurred in either of the Company’s corporate credit rating or the rating accorded either of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act) or if any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities, or (viii) there shall have been, since the time of the execution of this Agreement or since the respective dates as of which information is given in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto), any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto), the effect of which is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the International Offered Shares as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).
          In addition, the Representatives may terminate this Agreement, in their absolute discretion, by notice given to the Company, (A) in the event the principal shareholder of the Company, the Federal Government of Brazil, for any reason defaults in its obligation to subscribe to or pay for the Common Shares and Preferred Shares it is obligated to purchase in the offering or (B) in the event the Federal Government of Brazil, BNDES Participações S.A. or certain Brazilian mutual funds (Fundos de Privatização, as contemplated in Brazilian Lei 8.036, dated May 11, 1990; each a “FMP”), for any reason, fail to comply with any of their respective obligations with respect to the settlement of the Offered Securities subscribed to by them, except, in the case of any FMP, where the failure (i) does not relate to settlement by such FMP using Fundo de Garantia do Tempo de Serviço (FGTS) or (ii) to so comply does not, in the aggregate, have a material adverse effect on the settlement of the Offered Securities as a whole.
          SECTION 11. Default by an International Underwriter. If one or more of the International Underwriters shall fail on either the First Closing Date or each Optional Closing Date to purchase the International Offered Shares which it or they are obligated to purchase under the Agreement on the relevant Closing Date (the “Defaulted International Offered Shares”), then you shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting International Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted International Offered Shares in such amounts as may be agreed upon and upon the terms herein set forth. If, however, by the end of such 36 hours you shall not have completed such arrangements for the purchase of all the Defaulted International Offered Shares then:
     (a) if the aggregate amount of Defaulted International Offered Shares does not exceed 10% of the aggregate amount of the International Offered Shares to be purchased pursuant to this Agreement on the relevant Closing Date, the non-defaulting International Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all such non-defaulting International Underwriters, or
     (b) if the aggregate amount of Defaulted International Offered Shares exceeds 10% of the aggregate amount of the International Offered Shares to be purchased pursuant to this Agreement on the relevant Closing Date, this Agreement shall terminate, without any liability on the part of any non-defaulting International Underwriter or the Company.
          In the event of a default by any International Underwriter or International Underwriters as set forth in this Section 11, either you or the Company shall have the right to postpone the relevant Closing Date for a period not exceeding seven days in order that any required changes in the Registration Statement, either of the ADR Registration Statements or the Final Prospectus or in any other documents or arrangements may be effected. Any action taken under this Section 11 shall not relieve any defaulting International Underwriter from liability in respect of any default of such International Underwriter under this Agreement.

          SECTION 12. Notices. All notices and other communications hereunder will be in writing and effective only on receipt, and shall be sent, mailed, delivered or telefaxed as follows:
     (a) Company: Petróleo Brasileiro S.A., Av. República do Chile 65, 3rd Floor, 20031-912 Rio de Janeiro – RJ, Brazil, Fax: +55-21-3224-4278/0848, Attn: Sérvio Túlio Tinoco, Finance Department, Corporate Finance Manager.
     (b) Banco do Brasil Securities LLC: 535 Madison Avenue, 34th Floor, New York, NY 10022, United States of America, Fax: (646) 845-3910, Attn: Gustavo Henrique Santos de Sousa.
     (c) Banco Bradesco BBI S.A.: Avenida Paulista 1450, 8th Floor, São Paulo – SP, Brazil.
     (d) BB-Banco de Investimento S.A.: Rua Senador Dantas, n° 105, 36th Floor, CEP 20.031-923, Rio de Janeiro – RJ, Brazil, Fax (55 11) 2262-3862, Attn: Marcelo de Souza Sobreira.
     (e) BB Securities Limited.: 4th floor, Pinners Hall, 105-108 Old Broad Street – EC2N 1ER, London, United Kingdom, Fax: (44) 20-7796-0836, Attn: Eduardo Cesar do Nascimento.
     (f) Bradesco Securities Inc.: 126E 56th Street 9th floor, New York, NY 10022, United States of America, Fax: (212) 308-4669, Attn: Isabela Behar.
     (g) Citigroup Global Markets Inc.: 388 Greenwich Street, New York, NY 10013, United States of America, Fax: (212) 816-7912, Attn: General Counsel.
     (h) Itaú USA Securities Inc.: GM Building, 767 5th Avenue, 50th floor, New York, NY 10153, United States of America, Fax: (212) 207-9076.
     (i) Merrill Lynch, Pierce, Fenner & Smith Incorporated: One Bryant Park, New York, NY 10036, United States of America, Attn: Syndicate Department, with a copy to ECM Legal.
     (j) Morgan Stanley & Co. Incorporated: 1585 Broadway, New York, NY 10036, United States of America.
     (k) Santander Investment Securities Inc.: 45 East 53rd Street, New York, NY 10022, United States of America, Fax: (212) 582-4652.
          SECTION 13. Governing Law; Submission to Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of New York. Each of the Company, the International Underwriters and Agents agree that any suit, action or proceeding against them, arising out of or based upon this Agreement or the transactions contemplated hereby, may be instituted in any State or federal court in the Borough of Manhattan, City of New

York, New York, or in the competent courts of their own corporate domiciles with respect to actions brought against any of them as a defendant, and waive any objection which they may now or hereafter have to the laying of venue of any such proceeding and any right to which any of them may be entitled on account of places of residence or domicile, and irrevocably submit to the jurisdiction of such courts in any suit, action or proceeding. The Company has appointed the New York office of the Company, located at 570 Lexington Avenue, 43rd Floor, New York, New York 10022 as its authorized agent (the “Authorized Agent”) upon whom process may be served in any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated herein which may be instituted in any State or federal court in the City of New York, New York, by any International Underwriter or Agent, the directors, officers, employees and agents of any International Underwriter or Agent, or by any person who controls any International Underwriter or Agent, and expressly accepts the jurisdiction of any such court in respect of any such suit, action or proceeding. The designation and appointment of the Authorized Agent shall become effective immediately without any further action on the part of the Company and such appointment shall be irrevocable to the extent permitted by applicable law and subject to the appointment of a successor agent in the United States on terms substantially similar to those contained in this Section 13 and reasonably satisfactory to the International Underwriters. If the Authorized Agent shall cease to act as agent for services of process for the Company, or shall no longer maintain an office in New York City, the Company shall appoint, without reasonable delay, another such agent, and notify the Representatives of such appointment. The Company hereby represents and warrants that the Authorized Agent has accepted such appointments and has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Subject to applicable law, service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company.
          SECTION 14. Waiver of Right to Trial by Jury. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY OF THE PARTIES WITH RESPECT TO THIS AGREEMENT WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH OF THE PARTIES AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY OF THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 14 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
          SECTION 15. Parties. This Agreement shall inure to the benefit of and be binding upon the International Underwriters, the Agents and the Company, and its successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed as giving to any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Section 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of International Offered Shares or ADSs from any International Underwriter shall be deemed to be a successor by reason merely of such purchase. Notwithstanding the foregoing, the parties hereto agree that the benefits of the representations and warranties in Section 2, agreements in Sections 5, 6 and 7 and indemnification provisions in Section 8 shall inure to the benefit of BB Securities Limited, Bradesco Securities Inc. and Banco do Brasil Securities LLC as placement agents.
          SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts (including via telecopier or any other form of electronic transmission), each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.
          SECTION 17. No Fiduciary Duty. The Company hereby acknowledges that the International Underwriters and the Agents are acting solely as underwriters and placement agents, as the case may be, in connection with the purchase, placement and sale of International Offered Securities. The Company further acknowledges that the International Underwriters and the Agents are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the International Underwriters and the Agents act or be responsible as a fiduciary to the Company, its management, stockholders or creditors or any other person in connection with any activity that the International Underwriters and Agents may undertake or have undertaken in furtherance of the purchase, placement and sale of the Company’s securities, either before or after the date hereof. The International Underwriters and the Agents hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company, the International Underwriters and the Agents agree that they are responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the International Underwriters and the Agents to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives, to the fullest extent permitted by law, any claims that they may have against the International Underwriters and the Agents with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions. Any review by the International Underwriters and the Agents of the Company and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the International Underwriters and the Agents, as the case may be, and shall not be on behalf of the Company.

          SECTION 18. Currency. Each reference in this Agreement to U.S. dollars is of the essence. To the fullest extent permitted by law, the obligation of the Company in respect of any amount due under this Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in U.S. dollars that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such party receives such payment. If the amount in U.S. dollars that may be so purchased for any reason falls short of the amount originally due, the Company will pay such additional amounts, in U.S. dollars, as may be necessary to compensate for the shortfall. Any obligation of the Company not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.
          SECTION 19. Waiver of Immunities. This Agreement, the other Transaction Documents and any other documents delivered pursuant hereto or thereto, and any actions taken hereunder or thereunder, constitute commercial acts by the Company. The Company irrevocably and unconditionally and to the fullest extent permitted by law, waives, and agrees not to plead or claim, any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) for itself of any of its property, assets or revenues wherever located with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, the other Transaction Documents, or any document delivered pursuant hereto or thereunder, in each case for the benefit of each assigns, it being intended that the foregoing waiver and agreement will be effective, irrevocable and not subject to withdrawal in any and all jurisdiction, and, without limiting the generality of the foregoing, agrees that the waivers set forth in this Section 19 shall have the fullest scope permitted under the United States Foreign Sovereign Immunities Act of 1976 and are intended to be irrevocable for the purposes of such act.
          SECTION 20. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto with respect to the subject matter hereof.
          SECTION 21. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.
[Remainder of page intentionally left blank]

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Company and the Underwriters.

Very truly yours, PETRÓLEO BRASILEIRO S.A. - PETROBRAS
By:
Name:
Title:

Signature page of the Underwriting Agreement among Petróleo Brasileiro S.A. – Petrobras, Banco Bradesco BBI S.A., BB-Banco de Investimento S.A., Citigroup Global Markets Inc., Itaú USA Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Santander Investment Securities Inc. as representatives of the international underwriters and agents listed in Schedule I and II thereto.

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written. Banco Bradesco BBI S.A.
By:
Name:
Title:

Signature page of the Underwriting Agreement among Petróleo Brasileiro S.A. – Petrobras, Banco Bradesco BBI S.A., BB-Banco de Investimento S.A., Citigroup Global Markets Inc., Itaú USA Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Santander Investment Securities Inc. as representatives of the international underwriters and agents listed in Schedule I and II thereto.

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written. BB-Banco de Investimento S.A.
By:
Name:
Title:

Signature page of the Underwriting Agreement among Petróleo Brasileiro S.A. – Petrobras, Banco Bradesco BBI S.A., BB-Banco de Investimento S.A., Citigroup Global Markets Inc., Itaú USA Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Santander Investment Securities Inc. as representatives of the international underwriters and agents listed in Schedule I and II thereto.

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written. Citigroup Global Markets Inc.
By:
Name:
Title:

Signature page of the Underwriting Agreement among Petróleo Brasileiro S.A. – Petrobras, Banco Bradesco BBI S.A., BB-Banco de Investimento S.A., Citigroup Global Markets Inc., Itaú USA Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Santander Investment Securities Inc. as representatives of the international underwriters and agents listed in Schedule I and II thereto.

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written. Itaú USA Securities Inc.
By:
Name:
Title:

Signature page of the Underwriting Agreement among Petróleo Brasileiro S.A. – Petrobras, Banco Bradesco BBI S.A., BB-Banco de Investimento S.A., Citigroup Global Markets Inc., Itaú USA Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Santander Investment Securities Inc. as representatives of the international underwriters and agents listed in Schedule I and II thereto.

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written. Merrill Lynch, Pierce, Fenner & Smith Incorporated,
By:
Name:
Title:

Signature page of the Underwriting Agreement among Petróleo Brasileiro S.A. – Petrobras, Banco Bradesco BBI S.A., BB-Banco de Investimento S.A., Citigroup Global Markets Inc., Itaú USA Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Santander Investment Securities Inc. as representatives of the international underwriters and agents listed in Schedule I and II thereto.

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written. Morgan Stanley & Co. Incorporated
By:
Name:
Title:

Signature page of the Underwriting Agreement among Petróleo Brasileiro S.A. – Petrobras, Banco Bradesco BBI S.A., BB-Banco de Investimento S.A., Citigroup Global Markets Inc., Itaú USA Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Santander Investment Securities Inc. as representatives of the international underwriters and agents listed in Schedule I and II thereto.

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written. Santander Investment Securities Inc.
By:
Name:
Title:

UNDERWRITING AND AGENCY AGREEMENT
among
PETRÓLEO BRASILEIRO S.A. – PETROBRAS
and
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
BANCO BRADESCO BBI S.A.
BB-BANCO DE INVESTIMENTO S.A.
CITIGROUP GLOBAL MARKETS INC.
ITAÚ USA SECURITIES INC.
MORGAN STANLEY & CO. INCORPORATED
SANTANDER INVESTMENT SECURITIES INC.
as representatives of the international underwriters and agents listed in Schedule I and II hereto relating to
PETROBRAS’ offer of
1,788,515,136 Preferred Shares
2,293,907,960 Common Shares
September 23, 2010

SCHEDULE I

	Number of	Number of
International Underwriters	Firm Preferred ADSs	Firm Common ADSs
Banco Bradesco BBI S.A.,	15,146,227	20,309,463
Citigroup Global Markets Inc.	15,146,227	20,309,463
Itaú USA Securities Inc.	15,146,227	20,309,463
Merrill Lynch, Pierce, Fenner & Smith Incorporated	15,146,227	20,309,463
Morgan Stanley & Co. Incorporated	15,146,227	20,309,463
Santander Investment Securities Inc.	15,146,227	20,309,463
BB-Banco de Investimento S.A.	9,539,615	12,791,597

SCHEDULE II
Agents

International Placement Agents
BTG Pactual US Capital Corp.
Credit Agricole Securities (USA) Inc.
Credit Suisse Securities (USA) LLC
Goldman, Sachs & Co.
HSBC Securities (USA) Inc.
ICBC International Securities Limited
J.P. Morgan Securities LLC
SG Americas Securities, LLC

BBVA Securities Inc.
Deutsche Bank Securities Inc.
Mitsubishi UFJ Securities (USA), Inc.
Nomura Securities North America, LLC
Raymond James & Associates, Inc.
Scotia Capital (USA) Inc.
SEB Enskilda Inc.
Standard Chartered Securities (Hong Kong) Limited

Brazilian Placement Agents
Banco do Brasil Securities LLC
BB Securities Limited
Bradesco Securities Inc.

Citigroup Global Markets Inc.
Itaú USA Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Santander Investment Securities Inc.

SCHEDULE III
Schedule of Free Writing Prospectuses included in the Disclosure Package
None

SCHEDULE IV
Company Reports on Form 6-K
Report furnished on August 25, 2010, containing (a) financial statements prepared in accordance with U.S. GAAP as of June 30, 2010 and for the six-month periods ended June 20, 2010 and 2009, and (b) an awareness letter of KPMG Auditores Independentes.

Annex A
FORM OF LOCK-UP LETTER
[•], 2010
Petróleo Brasileiro S.A.
Av. República do Chile 65, 3rd Floor
20031-912 Rio de Janeiro — RJ, Brazil
Banco Bradesco BBI S.A.,
BB-Banco de Investimento S.A.
Citigroup Global Markets Inc.,
Itaú USA Securities Inc.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Morgan Stanley & Co. Incorporated, and
Santander Investment Securities Inc.
as representatives of the International Underwriters and International Placement Agents named on Schedule I hereto
Dear Sirs:
As an inducement to the International Underwriters to execute the Underwriting Agreement, dated September 23, 2010, between Petróleo Brasileiro S.A. and Banco Bradesco BBI S.A., BB-Banco de Investimento S.A., Citigroup Global Markets Inc., Itaú USA Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Santander Investment Securities Inc., as representatives of the international underwriters and agents listed in Schedule I and II thereto (the “International Underwriting Agreement”), pursuant to which an offering will be made that is intended to result in the issuance and sale of (i) common shares, without par value (“Common Shares”), in the form of American Depository Shares (“ADSs”), each such ADS representing two Common Shares, without par value (such Common Shares in the form of Common ADSs, the “Common ADSs”) and (ii) preferred shares, without par value (“Preferred Shares”), in the form of ADSs, each such ADS representing two Preferred Shares, without par value (such Preferred Share in the form of ADSs, the “Preferred ADSs” and, together with the Common ADSs, Preferred Shares and Common Shares, the “Securities”) of Petróleo Brasileiro S.A., and any successor (by merger or otherwise) thereto, (the “Company”), the undersigned hereby agrees that during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, grant an option to sell, pledge or otherwise dispose of, directly or indirectly, any shares of the Company’s share capital or ADSs representing those shares or securities convertible into or exchangeable or exercisable for any shares of the Company’s share capital or ADSs representing those shares, or warrants or other rights to purchase any shares of the Company’s share capital or ADSs representing those shares, or enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the shares of the Company’s share capital or ADSs representing those shares, whether any such aforementioned transaction is to be settled by delivery of shares of the Company’s share capital, ADSs representing those shares or other securities, in cash or otherwise, without, in each case, the prior written consent of the Representatives.
     The Lock-Up Period will commence on the date of this Lock-Up Agreement and continue and include the date 90 days after the date of the final prospectus used to sell the Securities (the “Public Offering Date”) pursuant to the International Underwriting Agreement.
     Any Securities received upon exercise of options granted to the undersigned will also be subject to this Agreement. Any Securities acquired by the undersigned in the open market will not be subject to this Agreement. A transfer of Securities to a family member or trust may be made, provided the transferee agrees to be bound in writing by the terms of this Agreement prior to such transfer, such transfer shall not involve a disposition for value and no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended, shall be required or shall be voluntarily made in connection with such transfer.
     In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Securities if such transfer would constitute a violation or breach of this Agreement.
     This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

[Name of shareholder]
Signature Page to Lock-Up Letter

Schedule I to Lock-up Agreement

International Underwriters
Banco Bradesco BBI S.A.
Citigroup Global Markets Inc.
Itaú USA Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Santander Investment Securities Inc.

International Placement Agents
BTG Pactual US Capital Corp.
Credit Agricole Securities (USA) Inc.
Credit Suisse Securities (USA) LLC
Goldman, Sachs & Co.
HSBC Securities (USA) Inc.
ICBC International Securities Limited
J.P. Morgan Securities LLC
SG Americas Securities, LLC

BBVA Securities Inc.
Deutsche Bank Securities Inc.
Mitsubishi UFJ Securities (USA), Inc.
Nomura Securities North America, LLC
Raymond James & Associates, Inc.
Scotia Capital (USA) Inc.
SEB Enskilda Inc.
Standard Chartered Securities (Hong Kong) Limited

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